Long-Term Investments	6 Months Ended
Jun. 30, 2026
Long-Term Investments [Abstract]
LONG-TERM INVESTMENTS

5. LONG-TERM INVESTMENTS

As of June 30, 2026 and December 31, 2025, long-term investments were comprised of the following:

	June 30,	December 31,
	2026	2025

Investment in Quleduo	$2,280,000	$1,500,000
Investment in AIFLIX LLC (“AIFlix”)	326,700	276,700
Investment in Armonia Technology Limited (“Armonia”)	1,500,000	-
Less: share of equity loss in Quleduo	(20,100)	(19,500)
	$4,086,600	$1,757,200

Quleduo is a privately held company which is engaged in software design and development. As of December 31, 2025, the Company owned 25% equity interest in Quleduo at a total cash consideration of $1,500,000.

During the six months ended June 30, 2026, the Company entered into a debt settlement agreement with Quleduo, pursuant to which the Company agreed to settle the outstanding balance of loans receivable due from Quleduo by increase in equity interest ownership in Quleduo. The Company waived loans receivable of $777,200, including principal of $756,100 and interest receivable of $21,100 (Note 11). The difference between the loans receivable of $777,200 and fair value of investment of $780,000 was recorded in the account of “other income, net” in the unaudited condensed consolidated statements of operations and comprehensive loss. As of June 30, 2026, the Company had investment of $2,280,000 in Quleduo, representing equity interest of 33.63% in Quleduo.

The Company used equity method to measure the investment in Quleduo. For the six months ended June 30, 2026 and 2025, Quleduo reported net loss of approximately $1,900 and $9,400 and the Company recorded share of equity loss of $600 and $2,400. The Company assessed indicators reflecting an other-than-temporary decline in fair value below the carrying value and did not provide impairment against the investment in Quleduo.

On March 17, 2025, the Company set up AIFlix with Wardour Studios Inc. (“Wardour Studios”), a leading Hollywood production and digital-effects studio specializing in next-generation content creation, for AI-generated short drama production. The Company and Wardour Studios owned equity interest of 50% and 50% in AIFlix, respectively. For the six months ended June 30, 2026 and 2025, the Company made investment of $50,000 and $nil to AIFlix, and AIFLIX has not generated revenue or net income. The Company assessed indicators reflecting an other-than-temporary decline in fair value below the carrying value and did not provide impairment against the investment in AIFlix.

On May 26, 2026, the Company entered into a share purchase agreement to acquire 30% equity interest in Armonia, at consideration of $1,500,000. For the six months ended June 30, 2026, the Company made investment of $1,200,000 in the form of USDT with remaining investment of $300,000 outstanding. The Company recorded the unpaid investment in the account of “other current liabilities and accrued expenses” (Note 8). Though the Company owned 30% equity interest in Armonia, the Company had no voting rights and could not exercise significant influence over Armonia. Accordingly, the Company elected the measurement alternative for the investment in Armonia, which is recorded at cost minus impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for the identical or a similar investment of the same issuer. Armonia just commenced its operations in June 2026, and incurred minimal losses through June 30, 2026. The Company did not identify observable price changes in orderly transactions for the identical or a similar investment of Armonia, or provide impairment against investment in Armonia.